LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 20, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON INVESTMENT COUNSEL FINANCIAL SERVICES FUND

EACH DATED AUGUST 1, 2013

Effective June 26, 2014, the section titled “Management — Portfolio manager” in the fund’s Summary Prospectus and in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio managers: Christopher Perry, CFA, and Lee Robertson, CFA. Mr. Perry (Principal at LMIC) and Mr. Robertson (Principal at LMIC) have been responsible for the day-to-day portfolio management of the fund since June 2014.

Effective June 26, 2014, the section titled “More on fund management — Portfolio manager” in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio managers

Christopher Perry, CFA, and Lee Robertson, CFA, have been the portfolio managers of the fund since June 2014. Messrs. Perry and Robertson are responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions.

Mr. Perry is a Principal at LMIC and has 24 years of industry experience. He joined LMIC in 2014. Prior to joining LMIC, Mr. Perry was a portfolio manager at Manulife Asset Management (“Manulife”) from 2005 to 2014 where he managed core equity and balanced portfolios. During that time he researched and recommended stocks within the financial services sector. Prior to Manulife, Mr. Perry was a portfolio manager and analyst at Turner Investments, L.P. from 1998 to 2005. He led the financial services sector team which was focused on small to large capitalization portfolios and managed the Constellation TIP Financial Services Fund.

Mr. Perry holds a B.S. in Finance from Villanova University and an M.B.A. in Finance from Drexel University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Robertson is a Principal at LMIC and has 29 years of industry experience. He joined Scudder, Stevens & Clark (the predecessor to LMIC) in 1990. As a portfolio manager at LMIC, Mr. Robertson’s responsibilities include overseeing portfolio construction and ongoing monitoring of portfolios for individuals, families, foundations, endowments and institutional clients. Prior to joining LMIC, he worked in the banking and consulting industries for 10 years.

Mr. Robertson holds a B.A. in Economics from Southern Methodist University and an M.B.A. in Finance from The Wharton School of the University of Pennsylvania. He is a CFA charterholder and a member of the CFA Institute and the New York Society of Securities Analysts.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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